UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2017

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)

(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement
On February 10, 2017, NMI Holdings, Inc. (the "Company") and NMI Services, Inc. entered into Amendment No. 1 (the "Amendment") to the Credit Agreement, dated as of November 10, 2015 (the "Credit Agreement," and as amended by the Amendment, the "Amended Credit Agreement") among the Company, the lender parties thereto and JPMorgan Chase Bank, N.A. as administrative agent. The Company entered into the Amendment to, among other things, extend the Maturity Date of the Credit Agreement, reduce the interest rate thereunder, and make certain changes to the financial covenants and other provisions thereof.
Borrowings under the Amended Credit Agreement will bear interest at a variable rate per annum equal to, at the Company's option, (i) the Eurodollar Rate (as defined in the Amended Credit Agreement) plus 6.75% (subject to a Eurodollar Rate floor of 1.00% per annum), or (ii) the Base Rate (as defined in the Amended Credit Agreement) plus 5.75% (subject to a Base Rate floor of 2.00% per annum). The loans under the Amended Credit Agreement will mature on November 10, 2019.
In the event that the Company prepays all or any portion of the borrowings under the Amended Credit Agreement in connection with certain repricing transactions within 12 months after the effective date of the Amendment, the Company shall pay a prepayment premium in an amount equal to 1.0% of the principal amount of the borrowings so prepaid.
The foregoing summary of the terms of the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
On February 10, 2017, the Company issued a press release announcing its entry into the Amended Credit Agreement. The press release is attached hereto as Exhibit 99.1.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of         a Registrant
The information in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

10.1	Amended Credit Agreement, dated February 10, 2017, between NMI Holdings, Inc., NMI Services, Inc., the lender parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.
99.1        Press Release of NMI Holdings, Inc., dated February 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: February 10, 2017	By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended Credit Agreement, dated February 10, 2017, between NMI Holdings, Inc., NMI Services, Inc., the lender parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press Release of NMI Holdings, Inc., dated February 10, 2017

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